Victory Value Fund Investment Strategy - Victory Value Fund	Apr. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategy
Strategy Narrative [Text Block]	The Fund invests its assets primarily in equity securities of companies that are considered to be undervalued. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets. A value fund is one in which the portfolio manager searches for securities that are believed to not reflect the true value in the particular security’s current share price. However, over time the share price may increase as the market recognizes the overall value of the company. These types of securities are often referred to as being “undervalued,” and the stocks’ share prices typically are below average in comparison to such factors as earnings and book value.